Exhibit 10.6.1

                                   VoIP, INC.
                               a Texas Corporation

                             STOCK PURCHASE WARRANT
                  To Purchase 1,000,000 Shares of Common Stock
                           Par Value $0.001 per share

                                December 10, 2004

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN ACQUIRED FOR INVESTMENT, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY SHALL HAVE BEEN RECEIVED BY THE COMPANY TO THE EFFECT THAT SUCH SALE, TRANSFER OR ASSIGNMENT WILL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS THEREUNDER, OR APPLICABLE STATE SECURITIES LAWS.

         1. Basic Terms. This certifies that, for value received, Ivano Angelaftri (the "Holder") is entitled, subject to the terms and conditions of this Warrant, until the expiration date, to purchase a maximum of 1,000,000 whole shares of Common Stock, par value $0.001 per share (the "Common Stock"), of VoIP, Inc., a Texas corporation (the "Company") from the Company at $2.75 for each share purchased (the "Purchase Price"), on delivery of this Warrant to the Company with Form of Election to Purchase in the form of Exhibit A duly executed and payment of the Purchase Price (in cash, by cashier's check payable to the order of the Company, or upon a "cashless" exercise to the extent set forth below). This Warrant shall be exercisable at any time, in whole or in part, from the date hereof until 5:00 p.m. Miami Time on November 30, 2009.

         2. Company's Covenants as to Common Stock. Shares deliverable on the exercise of this Warrant shall, at delivery, be fully paid and non-assessable, and free from taxes, liens and charges with respect to their purchase. The Company shall take any necessary steps to assure that the par value per share of the Common Stock is at all times equal to or less than the then current Purchase Price per share of the Common Stock issuable pursuant to this Warrant. The
Company shall at all times reserve and hold available sufficient shares of Common Stock to satisfy all conversion and purchase rights of outstanding convertible securities, options and warrants.

         3. Method of Exercise; Fractional Shares. The purchase rights represented by this Warrant are exercisable at the option of the Holder in whole or in part, from time to time, within the period above specified; provided, however, that purchase rights are not exercisable with respect to a fraction of a share of Common Stock. In lieu of issuing a fraction of a share remaining after exercise of this Warrant as to all full shares covered hereby, the Company shall either (1) pay therefor cash equal to the same fraction of the then current Warrant purchase price per share or, at its option, (2) issue scrip for the fraction, in registered or bearer form approved by the Board of Directors of the Company, which shall entitle the Holder to receive a certificate for a full share of Common Stock on surrender of scrip aggregating a full share. Scrip may become void after a reasonable period (but not less than six months after the expiration date of this Warrant) determined by the Board of Directors and specified in the scrip. In case of the exercise of this Warrant for less than all the shares purchasable, the Company shall cancel the Warrant and execute and deliver a new Warrant of like tenor and date for the balance of the shares purchasable. Upon the date of receipt by the Company of an exercise of the Warrant ("Exercise Date"), the Warrant shall be deemed to have been exercised as to the number of shares so purchased, and the person so exercising the Warrant shall become a holder of record of shares of Common Stock on the Exercise Date. The exercise price for the first 500,000 shares issuable upon exercise of this Warrant must be paid in cash by wire transfer to the Company. The exercise price for all shares issuable upon exercise of this Warrant after 500,00 shares have been issued upon exercise of this Warrant may be paid (a) in cash or (b) by cashless exercise, as follows:

         Holder shall notify the Company of its exercise together with a notice of cashless exercise, in which event the Company shall issue to the Holder the number of shares of Common Stock to be determined as follows:

         X = Y (A-B)/A, where

         X = the number of shares of Common Stock to be issued to the Holder upon exercise of the Warrant.

         Y = the number of shares of Common Stock with respect to which this warrant is being exercised.

         A = the average of the closing  prices of the Common Stock for the five
         (5) Trading Days immediately prior to (but not including) the Date of Exercise.

         B = the Exercise Price.

         4. Adjustments of Shares and Purchase Price. The initial number of shares of Common Stock purchasable upon exercise of this Warrant and the Purchase Price shall be subject to adjustment from time to time after the date hereof as follows:

                  A. Recapitalization or Reclassification of Common Stock. In case the Company shall at any time prior to the exercise or termination of this Warrant effect a recapitalization or reclassification of such character that its Common Stock shall be changed into or become exchangeable for a larger or smaller number of shares, then, upon the effective date thereof, the number of shares of Common Stock that the Holder of this Warrant shall be entitled to purchase upon exercise hereof shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in such number of shares of Common Stock by reason of such recapitalization or reclassification, and the Purchase Price of such recapitalized or reclassified Common Stock shall, in the case of an increase in the number of shares, be proportionately decreased and, in the case of a decrease in the number of shares, be proportionately increased.

                  B. Consolidation, Merger or Sale. In case the Company shall at any time prior to the exercise of this Warrant, or the expiration of the Exercise Period, whichever first occurs, consolidate or merge with any other corporation (unless the Company shall be the surviving entity) or transfer all or substantially all of its assets to any other corporation preparatory to a dissolution, then the Company shall, as a condition precedent to such transaction, cause effective provision to be made so that the Holder of this Warrant, upon the exercise thereof after the effective date of such transaction, shall be entitled to receive the kind and amount of shares, evidences of indebtedness, and/or other property receivable on such transaction by a holder of the number of shares of Common Stock as to which the Warrant was exercisable immediately prior to such transaction (without giving effect to any restriction upon such exercise); and, in any such case, appropriate provision shall be made with respect to the rights and interests of the Holder hereof to the effect that the provisions of this Warrant shall thereafter be applicable (as nearly as may be practicable) with respect to any shares, evidences of indebtedness, or other securities or assets thereafter deliverable upon exercise of this Warrant.

                  C. Notice of Adjustment. Whenever the number of shares of Common Stock purchasable upon exercise of this Warrant shall be adjusted as provided herein, the Company shall file with its corporate records a certificate of its Chief Financial Officer setting forth the computation and the adjusted number of shares of Common Stock purchasable hereunder resulting from such adjustments, and a copy of such certificate shall be mailed to the Holder. Any such certificate or letter shall be conclusive evidence as to the correctness of the adjustment or adjustments referred to therein and shall be available for inspection by the holders of the Warrants on any day during normal business hours.

         5. Limited Rights of Holder. This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company, or to any other rights whatsoever except the rights herein expressed. No dividends are payable or will accrue on this Warrant or the shares purchasable hereunder until, and except to the extent that, this Warrant is exercised.

         6. Exchange for Other Denominations. This Warrant is exchangeable, on its surrender by the registered owner to the Company, for new Warrants of like tenor and date representing in the aggregate the right to purchase the number of shares purchasable hereunder in denominations designated by the registered owner at the time of surrender.

         7. Transfer. Holder acknowledges that this Warrant and the shares of Common Stock or other securities into which this Warrant is exercisable have not been registered under the Securities Act of 1933, or any state securities laws, but have been and will be issued pursuant to exemptions therefrom. Accordingly, Holder acknowledges and agrees that this Warrant and the securities acquired by it upon exercise hereof may be transferred or assigned to another party only in accordance with a valid registration statement or an exemption from registration under the Securities Act and any applicable state securities laws.

         Subject to applicable securities laws, this Warrant and all rights hereunder are transferable by the Holder hereof in person or by duly authorized attorney on the books of the Company upon surrender of this Warrant at the principal offices of the Company, together with the Form of Assignment attached hereto as Exhibit B duly executed. Absent any such transfer, the Company may deem and treat the registered Holder of this Warrant at any time as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

         8. Recognition of Registered Owner. Prior to due presentment for registration of transfer of this Warrant, the Company may treat the registered owner as the person exclusively entitled to receive notices and otherwise to exercise rights hereunder.

         9. Registration Rights. If the Company shall prepare and file one or more registration statements under the Securities Act of 1933 with respect to a public offering of equity securities of the Company, or of any such securities of the Company held by its security holders, other than a registration statement on Forms S-4, S-8, or similar form, the Company will include in any such registration statement such information as is required, and such number of shares of Common Stock held by, or shares of Common Stock underlying outstanding Warrants held by, the Holder to permit a public offering of such shares of Common Stock as required; provided, however, that if, in the written opinion of the Company's managing underwriter, if any, for such offering, the inclusion of the shares requested to be registered, when added to the securities being registered by the Company or the selling security holder(s), would exceed the maximum amount of the Company's securities that can be marketed without otherwise materially and adversely affecting the entire offering, then the Company may exclude from such offering that portion of the shares required to be so registered so that the total number of securities to be registered is within the maximum number of shares that, in the opinion of the managing underwriter, may be marketed without otherwise materially and adversely affecting the entire offering. The Company shall use its best efforts to obtain promptly the effectiveness of such registration statement and maintain the effectiveness thereof for at least 180 days and to register or qualify the subject shares of Common Stock underlying this Warrant for sale in up to five (5) states identified by such Holder. The Company shall bear all fees and expenses other than the fees and expenses of Holder's counsel incurred in the preparation and filing of such registration statement and related state registrations, to the extent permitted by applicable law, and the furnishing of copies of the preliminary and final prospectus thereof to such Holder.

         10. Notice and Effect of Dissolution, etc. In case of a voluntary or involuntary dissolution, liquidation, or winding up of the Company (other than in connection with the consolidation or merger covered by Section 5 above) is at any time proposed, the Company shall give at least thirty (30) days' prior written notice to the Holder. Such notice shall contain: (1) the date on which the transaction is to take place; (2) the record date (which shall be at least thirty (30) days after the giving of the notice) as of which holders of Common Shares will be entitled to receive distributions as a result of the transaction;
(3) a brief description of the transaction; (4) a brief description to be made to the holders of Common Shares as a result of the transaction; and (5) an estimate of the fair value of the distributions. On the date of the transaction, it if actually occurs, this Warrant and all rights hereunder shall terminate.

         11. Method of Giving Notice; Extent Required. Notices shall be given by first class mail, postage prepaid, addressed to the Holder at the address of the owner appearing in the records of the Company or to the Company at its principal office, or at such other addresses as to which either the Holder or the Company gives the other written notice as provided herein.

         12. Entire Agreement. This Warrant, including the exhibits and documents referred to herein which are a part hereof, contain the entire understanding of the parties hereto with respect to the subject matter and may be amended only by a written instrument executed by the parties hereto or their successors or assigns. Any paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning of interpretation of this Warrant.

         13. Governing Law. This Warrant is governed by, interpreted under and construed in all respects in accordance with the substantive laws of the State of Texas without regard to the conflicts of law provision thereof, and irrespective of the place of domicile or resident of the party. In the event of a controversy arising out of the interpretation, construction, performance or breach of this Warrant, the parties hereby agree and consent to the jurisdiction and venue of the United States District Court for the Northern District of Texas, and further agree and consent that all personal service of process in any such action or preceding outside the State of Texas shall be tantamount to service in person in Texas.



         Witness the seal of the Company and the signatures of its authorized officers.

                                                    VoIP, INC.



                                                    By: /s/ Steven Ivester
                                                       -------------------------
                                                       Steven Ivester, President

                                    EXHIBIT A

                          FORM OF ELECTION TO PURCHASE

         (To be Executed by the Holder if He Desires to Exercise Warrants Evidenced by the Within Warrant Certificate)

To VoIP, Inc.:

         The undersigned hereby irrevocably elects to exercise Warrants evidenced by the within Warrant Certificate for, and to purchase thereunder, ________________________ full Shares of VoIP, Inc., Common Stock issuable upon exercise of said Warrants and delivery of (a) the $2.75 for each share purchased or (b) to the extent permitted by the Warrant, in a cashless exercise, as follows; X = Y (A-B)/A

         Where:

         X = the number of shares of Common Stock to be issued to the Holder upon exercise of the Warrant.

         Y = the number of shares of Common Stock with respect to which this warrant is being exercised.

         A = the average of the closing  prices of the Common Stock for the five
         (5) Trading Days immediately prior to (but not including) the Date of Exercise.

         B = the Exercise Price.

                                                     Ivano Angelaftri


                                                     By:________________________

                                                     Title:_____________________


TAXPAYER IDENTIFICATION NUMBER: _________________________

         If said number of Warrants shall not be all the Warrants evidenced by the within Warrant Certificate, the undersigned requests that a new Warrant Certificate evidencing the Warrants not so exercised be issued in the name of and delivered to

_____________________________________________
    (Please Print Name and Address)

_____________________________________________

_____________________________________________


Dated:________________, 20__

Signature:___________________________________

                                    EXHIBIT B

                               FORM OF ASSIGNMENT

         (To be executed by the registered holder if he desires to assign warrants evidenced by the within warrant certificate. Any such assignment is subject to certain restrictions contained in the Warrant Certificate.)

         FOR  VALUE  RECEIVED  _________________________________________  hereby sells, assigns and transfers unto ________________________ Warrants to purchase _________ shares of Common Stock, par value $0.001 per share, of VoIP, Inc., evidenced by the within Warrant Certificate, and does hereby irrevocably constitute and appoint the Secretary of VoIP Inc. as its attorney to transfer the said Warrants evidenced by the within Warrant Certificate on the books of the Company, with full power of substitution.



Dated: ____________________, 20__.


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